GABELLI GLOBAL SERIES FUNDS, INC.
                   The Gabelli Global Telecommunications Fund
                         The Gabelli Global Growth Fund
                 The Gabelli Global Convertible Securities Fund
                       The Gabelli Global Opportunity Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 9, 2000

This Statement of Additional Information ("SAI"), which is not a prospectus, describes

o The Gabelli Global Telecommunications Fund (the "Global Telecommunications Fund") o The Gabelli Global Growth Fund (the "Global Growth Fund") o The Gabelli Global Convertible Securities Fund (the "Convertible Securities Fund") o The Gabelli Global Opportunity Fund (the "Global Opportunity Fund")

(each a "Fund" and collectively the "Funds") which are series of the Gabelli Global Series Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Funds' Prospectuses for Class A Shares, Class B Shares and Class C Shares and Class AAA Shares, each dated March 9, 2000. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number or Internet Web Site printed below.

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com


                                TABLE OF CONTENTS

                                                                          Page

General Information....................................................... 2
Investment Strategies and Risks........................................... 2
Investment Restrictions................................................... 9
Directors and Officers....................................................10
Control Persons and Principal Shareholders................................12
Investment Advisory and Other Services....................................13
Distribution Plans........................................................16
Portfolio Transactions and Brokerage......................................18
Redemption of Shares......................................................21
Determination of Net Asset Value..........................................21
Dividends, Distributions and Taxes........................................22
Investment Performance Information........................................24
Description of Shares, Voting Rights and Liabilities......................25



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                               GENERAL INFORMATION

The Corporation is an open-end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund or the Corporation is non-diversified, which means each Fund has the ability to invest a large portion of its assets in a single issuer than would be the case if it were diversified.

                         INVESTMENT STRATEGIES AND RISKS

The Funds' Prospectuses discuss the investment objectives of the Funds and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments which the Funds may invest, additional strategies the Funds may utilize and certain risks associated with such investments and strategies.

Equity Securities:
Because each Fund in seeking to achieve its respective investment objective may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of each Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund's Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover,  common  stocks do not  represent  an  obligation  of the  issuer  and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in each Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Nonconvertible Fixed Income Securities:
The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which each of the Funds may invest.

Up to 25% of  each  Fund's  assets,  may  be  invested  in  lower  quality  debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the Global Convertible Securities Fund, which may invest in lower quality securities without limit. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investor Services, Inc. ("Moody's") and Standard & Poors Rating Group ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Each of the Funds will rely on Gabelli Funds, LLC's (the "Adviser") judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value ("NAV"). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the "Board of Directors") to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Convertible Securities:
Each of the Global Telecommunications Fund, the Global Growth Fund and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. The Global Convertible Securities Fund may invest in such securities without limit. See "Lower Rated Securities."

Some of the convertible securities in each Fund's portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security.

Sovereign Debt Securities:
Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the Global Convertible Securities Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Global Convertible Securities Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions.
(See "Nonconvertible Fixed Income Securities.")

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

Securities Subject To Reorganization:
Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer of the proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

Lower Rated Securities:
Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds."

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Board of Directors to value these securities and the Board's judgment will play a greater role as less reliable, objective data is available.

Options:
Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), each Fund is limited to an investment not in excess of 5% of its total assets.

Warrants and Rights:
Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

When Issued, Delayed Delivery Securities and Forward Commitments:
Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales:
Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and are often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Restricted and Illiquid Securities:
Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board of Directors will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund's liquidity.

Repurchase Agreements:
Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

Loans Of Portfolio Securities:
To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing:
Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Hedging Transactions:
Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if the Funds do not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to each Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.


                             INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities (defined in the Investment Company Act of 1940, amended as the "1940 Act"), being the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of each Fund will not be considered a deviation from policy. No Fund may:

     (1) issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. Each Fund's obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

     (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter;

     (4) invest for the purpose of exercising control over management of any company;

     (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts and similar instruments; or

     (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board of Directors is responsible for establishing the Corporation's policies and for overseeing the management of the Fund. The Board elects the Fund's officers who conduct the daily business of the Corporation. The Directors and Executive Officers of the Corporation, their principal business occupations during the last five years and their affiliations, if any with the Adviser are set forth below. Directors deemed to be "interested persons" of the Corporation for purposes of the 1940 Act are indicated by an asterisk.




                                                  Principal Occupations During Last Five Years;
Name, Position With Fund and Address              Affiliations With the Adviser

Mario J. Gabelli*                                 Chairman of the Board and  President of the Funds,  Chief
President, Director and Chief                     Executive  Officer and Chief  Investment  Officer Gabelli
Investment Officer                                Asset  Management  Inc. (since 1999) and of Gabelli Group
One Corporate Center                              Capital  Partners,  Inc. (since 1980),  Chief  Investment
Rye, New York 10580                               Officer of Gabelli  Funds,  LLC.  Director or Trustee and
Age:  57                                          officer of various other investment  companies advised by
                                                  Gabelli  Funds,  LLC  and  its
                                                  affiliates;  Chairman  of  the
                                                  Board of Lynch Corporation, (a
                                                  diversified      manufacturing
                                                  company);   Chairman   of  the
                                                  Board  and   Chief   Executive
                                                  Officer  of Lynch  Interactive
                                                  Corporation (a  communications
                                                  services  company);   Director
                                                  and  Member  of the  Office of
                                                  the   Chairman  of   Spinnaker
                                                  Industries, Inc.

Felix J. Christiana                               Formerly  Senior  Vice  President  of  Dry  Dock  Savings
Director                                          Bank.  Director or Trustee of other mutual funds  advised
One Corporate Center                              by the Adviser and its affiliates.
Rye, New York 10580
Age:  75

Anthony J. Colavita                               President  and Attorney at Law in the law firm of Anthony
Director                                          J.  Colavita,  P.C.  since  1961;  Director or Trustee of
One Corporate Center                              various other mutual funds advised by Gabelli Funds,  LLC
Rye, New York 10580                               and its affiliates.
Age:  64

John D.  Gabelli*  Senior Vice  President of Gabelli & Company,  Inc.;  Director
Director  of Gabelli  Advisers,  Inc.;  Director of other One  Corporate  Center mutual funds advised by the Adviser and its affiliates.
Rye, New York 10580
Age:  55

Karl Otto Pohl*                                   Member of the Shareholder  Committee of Sal Oppenheim Jr.
Director                                          & Cie  (private  investment  bank);  Director  of Gabelli
One Corporate Center                              Asset  Management Inc.  (investment  management),  Zurich
Rye, New York 10580                               Allied   (insurance),   and  TrizecHahn   Corp.;   Former
Age:  70                                          President of the Deutsche  Bundesbank and Chairman of its
                                                  Central Bank Council from 1980
                                                  through 1991;  and Director or
                                                  Trustee  of all  other  mutual
                                                  funds   advised   by   Gabelli
                                                  Funds, LLC and its affiliates.






Werner Roeder, M. D.                              Medical   Director,   Lawrence  Hospital  and  practicing
Director                                          private  physician.  Director  of  various  other  mutual
One Corporate Center                              funds advised by the Adviser and its affiliates.
Rye, New York 10580
Age:  59

Anthonie C. van Ekris                             Managing   Director   of  Balmac   International,   Ltd.;
Director                                          Director  of  Spinnaker   Industries,   Inc.  and  Stahel
One Corporate Center                              Mardmeyer  A.Z.;  and  Director  or  Trustee  of 9  other
Rye, New York 10580                               mutual  funds  advised  by  Gabelli  Funds,  LLC  and its
Age:  65                                          affiliates.

Bruce N. Alpert                                   Vice  President  and  Chief  Operating   Officer  of  the
Vice President and Treasurer                      Investment  Advisory Division of the Adviser;  officer of
One Corporate Center                              each   mutual   fund   managed  by  the  Adviser  or  its
Rye, New York 10580                               affiliates.
Age:  48

Mr. A. Hartswell Woodson III                      Portfolio  Manager for the Adviser  since 1993.  Employed
Vice President - Portfolio Manager                by ABN Ambro Bank N.V. from 1988-1993.
One Corporate Center
Rye, New York 10580
Age:  41

James E. McKee                                    Vice  President  and  General  Counsel of  Gabelli  Asset
Secretary                                         management  Inc.  (since  1977)  and of GAMCO  Investors,
One Corporate Center                              Inc.  (since  1993);  Secretary  of various  mutual funds
Rye, New York 10580                               managed by the Adviser or its  affiliates;  U.S. SEC, New
Age:  36                                          York,   (Branch   Chief,   1992-1993,   Staff   Attorney,
                                                  1989-1992).



The Corporation, its investment adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Corporation.

The Corporation pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $1,500 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Corporation who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement for serving as a director of the Corporation. The following table sets forth certain information regarding the compensation of the Corporation's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Corporation received compensation from the Corporation for the calendar year ended December 31, 1999 in excess of $60,000.

                                                COMPENSATION TABLE


                                                                                    Total     Compensation
                                                      Aggregate  Compensation From  From   the   Fund  and
                                                      Registrant   For   Fiscal     Fund   Complex  Paid
             Name of Person, Registrant Position      Year                          To Directors*

               Mario J. Gabelli, President,                           $0                       $0 (17)
               Director
               and Chief Investment Officer

               Felix J. Christiana, Director                      $4,000                  $98,750 (11)

               Anthony J. Colavita, Director                      $4,000                  $95,375 (17)

               John D. Gabelli, Director                              $0                       $0 (6)

               Karl Otto Pohl, Director                             $875                  $25,250 (19)

               Werner Roeder, M.D., Director                      $4,000                  $32,734 (10)

               Anthonie C. van Ekris, Director                    $3,500                  $59,750 (11)

---------------------------
*    Represents the total  compensation paid to such persons during the calendar year ended  December 31, 1999.  The  parenthetical  number  represents  the number of investment  companies (including the Fund) from which such person received  compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.


                                    CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


--------------------------------------------------------------------------------
As of February 28, 2000, the following  persons owned of record or  beneficially
5%      or      more      of      the      Funds'      outstanding       shares:
--------------------------------------------------------------------------------



NAME AND ADDRESS OF HOLDER OF RECORD                                    PERCENTAGE OF FUND


                                      GLOBAL TELECOMMUNICATIONS FUND

National Financial Service Corp
FBO Ben of Custs
Attn: Mutual Funds
150 Essex Street                                                                  9.74%
Millburn, NJ 07041-1603

Charles Schwab & Co., Inc.
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street                                                            18.30%
San Francisco, CA 94104

                                            GLOBAL GROWTH FUND

National Financial Service Corp
FBO Ben of Custs
Attn: Mutual Funds
200 Liberty Street                                                               15.73%
New York, NY 10281-1003

Charles Schwab & Co., Inc.
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street                                                            23.09%
San Francisco, Ca 94104

                                          GLOBAL OPPORTUNITY FUND

Gabelli Group Capital Partners
One Corporate Center                                                             10.95%
Rye, NY 10580-1442

Charles Schwab & Co., Inc.
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street                                                            11.70%
San Francisco, CA 94104

                                    GLOBAL CONVERTIBLE SECURITIES FUND

National Investor Services Corp.
FBO Ben of Custs
55 Water Street, Fl. 32                                                          14.24%
New York, NY 10041-3299

National Financial Service Corp.
FBO Ben of Custs
Attn: Mutual Funds
200 Liberty Street                                                                6.33%
New York, NY 10281-1003

Charles Schwab & Co., Inc.
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street                                                            24.62%
San Francisco, CA 94104-4122


--------------------------------------------------------------------------------
         As of February 28, 2000, as a group, the Directors and officers of the Fund (other than Mr. Gabelli) owned less than 1% of the outstanding shares of the Fund.
------------------------------------------------------------------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES

--------------------------------------------------------------------------------
Investment Adviser:
------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
The Adviser is a New York limited liability company which also serves as an investment adviser to 15 other open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $10.6 billion as of December 31, 1999. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $9.4 billion under its management as of December 31, 1999; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $390 million as of December 31, 1999; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $230 million as of December 31, 1999; and Gabelli Fixed Income LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.4 billion as of December 31, 1999.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to the Investment Advisory Contracts (the "Contracts"), which were last approved by the Trustees of the Funds at a meeting held on November 17, 1999, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Trustees of the Funds. For the services it provides, the Adviser is paid an annual fee based on the value of each Fund's average daily net assets of 1.00%.

Under the Contracts, the Adviser also (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Funds' registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) calculates the net asset value of shares in each Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds' Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board.

The Contracts provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Contracts that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes;
and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."


--------------------------------------------------------------------------------
By its terms, the Contracts will remain in effect for a period of two years and thereafter from year to year, provided each such annual continuance is specifically approved by the Funds' Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contracts or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contracts. The Contracts are terminable without penalty by the Funds on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.
-----------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Contracts also provide that the Adviser is obligated to reimburse to each Fund any amount up to the amount of its advisory fee by which its aggregate expenses, including advisory fees, payable to the Adviser (but excluding interest, taxes, Rule 12b-1 expenses, brokerage commissions, extraordinary expenses and any other expenses not subject to any applicable expense limitation) during the portion of any fiscal year in which the Contracts are in effect exceed [the most restrictive expense limitation imposed by the securities law of any jurisdiction in which shares of each Fund are registered or qualified for sale.] For purposes of this expense limitation, each Fund's expenses are accrued monthly and the monthly fee otherwise payable to the Adviser postponed to the extent that each Fund's includable expenses to date exceed the proportionate amount of such limitation to date.

           ADVISORY FEES EARNED AND ADVISORY FEES WAIVED AND EXPENSES
             REIMBURSED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31,



                                           1999                         1998                                   1997
                                  ----------------------- --------------------------------- ----------------------------------------
                                                         Fees                             Fees                              Fees
                                                        Waived                           Waived                            Waived
                                                     and Expenses                     and Expenses                      and Expenses
                                                      Reimbursed                       Reimbursed                        Reimbursed
                                      Earned                             Earned                           Earned

Global Telecommunications Fund    $  2,777,193         $     0       $   1,456,869      $      0      $   1,080,470       $     0

Global Growth Fund                $  1,861,639         $     0       $     696,977      $      0      $     324,399       $     0

Global Convertible                $     94,640         $     0       $      81,333      $      0      $     111,722       $     0
Securities Fund

Global Opportunity Fund*          $    116,948         $  110,241    $      27,976      $   27,976          N/A              N/A

* For the fiscal year ended December 31, 1999. During the year 2000, the Adviser voluntarily agreed to reimburse the Global Opportunity Fund's Class AAA expenses and/or waive its management fee to maintain total annual expenses at 1.50% of average net assets. For the fiscal year ending December 31, 2000, the Adviser has contractually agreed to waive its investment advisory fees to the extent necessary to maintain certain expense ratio caps for Class A, Class B and Class
C Shares until at least December 31, 2000.

The Sub-Administrator:
--------------------------------------------------------------------------------

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The   Adviser   has   entered   into   a   Sub-Administration   Agreement   (the
"Sub-Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Sub-Administrator"), a majority-owned subsidiary of PNC Bank Corp., which is located at 101 Federal Street, Boston,
Massachusetts    02110.   Under   the    Sub-Administration    Agreement,    the
Sub-Administrator (a) assists in supervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the
Funds,   internal   auditing  and  legal   services,   internal   executive  and
administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Funds' net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Funds' investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Funds; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds' investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion -
 .0275%; over $10 billion to $15 billion - .0125%; over $15 billion - .01%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Counsel
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

Independent Auditors

Grant Thornton LLP, independent auditors, have been selected to audit the Funds' annual financial statements, and is located at 60 Broad Street, New York, New York 10004-2616.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Custodian, Transfer Agent and Dividend Disbursing Agent
--------------------------------------------------------------------------------
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------
To implement the Funds' 12b-1 Plans, each Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.


                               DISTRIBUTION PLANS

Pursuant to separate distribution and service plans (the Class A Plan, the Class B Plan, the Class C Plan and the Class AAA Plan, collectively, the "Plans") adopted by each of the Funds pursuant to Rule 12b-1 under the 1940 Act and the Distribution Agreement, the Distributor incurs expenses of distributing the Funds' Class A, Class B, Class C and Class AAA shares. In addition, the Distributor receives the proceeds of contingent deferred sales charges ("CDSC") paid by investors upon certain redemptions of Class B and Class C shares. The Plans are intended to benefit the Funds by increasing their assets and thereby reducing each Fund's expense ratio.

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Funds on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments must be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Funds will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the Distribution Agreement, the Corporation has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Additional shares resulting from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Funds may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of the class would be suspended.

During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Telecommunications Fund under the Distribution Plan of $605,100. Of this amount $14,600 was spent on advertising, $125,600 was spent on printing, postage and stationery, $63,200 on overhead support expenses, $239,000 on salaries of personnel of the Distributor and $162,700 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $694,299, or .25% of its average daily net assets.

During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Growth Fund under the
Distribution Plan of $1,222,500. Of this amount $457,800 was spent on advertising, $126,000 was spent on printing, postage and stationery, $91,600 on overhead support expenses, $346,400 on salaries of personnel of the Distributor and $200,700 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $465,410, or .25% of its average daily net assets.

During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Opportunity Fund under the Distribution Plan of $113,600. Of this amount $6,100 was spent on advertising, $37,100 was spent on printing, postage and stationery, $21,400 on overhead support expenses, $45,200 on salaries of personnel of the Distributor and $3,800 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $29,287, or .25% of its average daily net assets.

During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Convertible Securities Fund under the Distribution Plan of $35,700. Of this amount $5,000 was spent on advertising, $13,300 was spent on printing, postage and stationery, $2,200 on overhead support expenses, $9,800 on salaries of personnel of the Distributor and $5,400 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $23,667, or .25% of its average daily net assets.

Each Plan compensates the Distributor regardless of its expenses.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among each Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among each Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

The policy of each Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to each Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934. In doing so, each Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers.

Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $0 on portfolio transactions in the principal amount of $0 during 1999, to various broker-dealers that have provided research services to the Adviser.

The following charts show brokerage commissions paid by the Adviser on behalf of each Fund, the amount and percentage of commissions paid by each Fund to Gabelli & Company, Inc., an affiliate of the Adviser ("Gabelli"), and the percentage of all transactions involving the payment of commissions to Gabelli.



THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

                                         Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by            $61,219                  $96,749        $195,277
the Adviser on behalf of the Fund

Total brokerage commissions paid by             $7,785                  $38,999        $118,939
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions            12.7%                   40.3%          60.9%

% of principal amount of transactions           20.6%                   36.8%          60.1%
involving commissions effected through
Gabelli & Company, Inc.


THE GABELLI GLOBAL GROWTH FUND

                                         Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by         $106,631                $280,436           $636,477
the Adviser on behalf of the Fund

Total brokerage commissions paid by           $15,255                $14,345           $9,650
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions            14.3%                    5.1%          1.5%

% of principal amount of transactions           12.0%                    5.8%          4.1%
involving commissions effected through
Gabelli & Company, Inc.


THE GABELLI GLOBAL OPPORTUNITY FUND

                                         Fiscal Year Ended      Period Ended           Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by                N/A                  $17,929        $38,775
the Adviser on behalf of the Fund

Total brokerage commissions paid by                N/A                   $1,130        $445
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions               N/A                   6.3%          1.1%

% of principal amount of transactions              N/A                  10.4%          1.3%
involving commissions effected through
Gabelli & Company, Inc.


THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

                                         Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by             $9,993                   $6,606        $9,756
the Adviser on behalf of the Fund

Total brokerage commissions paid by             $0                       $1,415        $203
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions             0.0%                    7.89%         2.1%

% of principal amount of transactions            0.0%                    5.1%          5.5%
involving commissions effected through
Gabelli & Company, Inc.



The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli, a broker-dealer member of the National Association of Securities Dealers, Inc. when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of each Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for each Fund.

As required by Rule 17e-1 under the 1940 Act, the Board of Directors of each Fund has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of each Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect portfolio transactions on behalf of each Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors and taken at their value used in determining each Fund's NAV per share as we described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Fund will not distribute in-kind portfolio securities that are not readily marketable. The Corporation has filed a formal election with the SEC pursuant to which the Corporation will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1.00% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Corporation's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Corporation. The NAV of Class B and Class C shares of the Funds will generally be lower than the NAV of Class A or Class AAA shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund's NAV per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors designed to reflect in good faith the fair value of such securities.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

General:
Each Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by any Fund, that Fund will be subject to a tax of 35% of such amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to 66% of the amount of undistributed capital gains included in such shareholder's gross income.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Internal Revenue Code of 1986, as amended, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

Distributions:
Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares:
Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Backup Withholding:
The Corporation may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

Foreign Withholding Taxes:
Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. Because each Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Funds will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Funds.

Corporate Matters:
The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.


                       INVESTMENT PERFORMANCE INFORMATION

Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of each Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Each Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or NAV. Any performance data which is based on each Fund's NAV per share would be reduced if a sales charge were taken into account.

Quotations of total return will reflect only the performance of a hypothetical investment in any Fund during the particular time period shown. Each Fund's total return may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. Total return should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns may be higher or lower than past total returns; there can be no assurance that any historical return will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include:
Lipper Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

In connection with communicating its total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Quotations of each Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (or for the periods of each Fund's operations), and are calculated pursuant to the following formula:

                                P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The table below displays the total returns for each Fund's Class AAA Shares for the year ended December 31, 1999 and average annual returns since inception.



                                                                                       Average Annual
                                                             5 Year Average Annual     Total Return Since
                                     1999 Total Return       Total Return              Inception

Global Telecommunications                     80.3%                     32.3%                     25.3%
Global Growth                                116.1%                     39.3%                     32.9%
Global Opportunity                            79.2%                       N/A                     51.2%
Global Convertible Securities                 51.1%                     14.9%                     12.7%


As of December 31, 1999, the Funds had not commenced offering Class A, Class B and Class C Shares to the public.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.


There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and each Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, a Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of each Fund has noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.



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